UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2020

EXTRACTION OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-37907	46-1473923
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
370 17th Street
Suite 5300
Denver	Colorado		80202
(Address of principal executive offices)			(Zip Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	XOG	NASDAQ Global Select Market

Registrant’s telephone number, including area code (720) 557-8300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition Employment Agreement with Mark A. Erickson.

As previously announced on March 5, 2020, Mark. A. Erickson’s service as Chief Executive Officer of Extraction Oil & Gas, Inc. (the “Company”) and Chairman of the Company's Board of Directors (the “Board”), and from all positions at the Company’s subsidiaries, was terminated effective March 4, 2020 (the “Transition Date”). As part of this termination, the Company and Mr. Erickson on March 18, 2020 entered into an Employment Transition Agreement (the “Transition Agreement”), effective as of the Transition Date, pursuant to which Mr. Erickson transitioned to Senior Advisor to assist in the smooth transition of his duties and responsibilities from the Transition Date until the fourth anniversary of the Transition Date (the “Transition Period”).

Pursuant to the Transition Agreement, Mr. Erickson will, as a non-executive Company employee, (i) receive an annualized base salary of $75,000 during the Transition Period, (ii) continue to be entitled to his annual bonus for 2019 and a prorated annual bonus for 2020 for service through the Transition Date, (iii) receive a cash transition payment of $1,840,000, (iv) continue to vest in outstanding equity-based awards subject to, and in accordance with, their respective terms, except that all time-based vesting conditions for outstanding equity-based awards will be deemed to have been satisfied as of the Transition Date, and (v) be allowed to participate in all benefit plans and programs of the Company during the Transition Period. The Transition Agreement also includes customary noncompetition, nonsolicitation and non-disparagement covenants in favor of the Company.

The foregoing descriptions of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Compensatory Arrangements of Certain Officers and Employees

Grant of Performance Stock Unit Awards

On March 16, 2020, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Company adopted a new form of performance-vesting, share-settled Restricted Stock Unit Award Agreement (the “PSU Agreement”) under the Company’s Amended and Restated 2016 Long Term Incentive Plan (the “2016 Plan”). Awards to be granted under the new form of PSU Agreement (“PSUs”) will be consistent with the type of awards that are authorized to be granted under the 2016 Plan, which plan was previously approved by the Company’s stockholders. The PSU Agreement provides for a target and a maximum number of PSUs that may be earned. Each PSU represents the right to earn one share of the Company’s common stock (a “Share”), subject to the satisfaction of specified performance-vesting conditions, with adjustment to vesting opportunities upon certain events such as death, disability, retirement, and change in control, as well as certain involuntary terminations to the extent provided in the recipient’s employment agreement or in the Company’s executive severance plan.

Also on March 16, 2020, the Compensation Committee granted PSUs to certain of the Company’s executive officers and other key employees. The Committee determined the target number of PSUs for each award by dividing the recipient’s pre-determined PSU target value by $1.00. The Compensation Committee utilized the $1.00 value due to the recent decline in the Company’s Share price. The maximum number of such PSUs eligible to be earned is 200% of the target number of PSUs. The performance metrics applicable to the PSUs granted on March 16 generally are based on stockholder return measures, both absolute and relative as measured against a specified peer group. Each PSU includes three annual performance periods (2020, 2021, and 2022) and a composite performance period (2020 to 2022). The executive officer recipients and amounts of the PSUs granted on March 16 are as follows:

PSU Recipient	Title	PSU Target Value
Matthew R. Owens	President and Chief Executive Officer	$1,512,500
Thomas B. Tyree, Jr.	Executive Chairman	$900,000
Eric J. Christ	Vice President, General Counsel & Corporate Secretary	$550,000
Tom L. Brock	Vice President, Chief Accounting Officer	$550,000
Marianella Foschi	Vice President of Finance	$550,000

Grant of Restricted Cash Awards

Also on March 16, 2020, the Compensation Committee adopted a form of Restricted Cash Award Agreement (the “RCA Agreement”) for grants of restricted cash awards (“RCAs”) to certain of the Company’s executive officers and other key employees. The RCAs are intended to assist the Company in carrying out the purposes of the 2016 Plan of retaining and incentivizing key employees of the Company. Each RCA entitles the recipient to a specified amount of cash upon vesting. Each RCA is subject to vest in equal annual installments on the first three anniversaries of the March 16, 2020 grant date, subject to the recipient’s continuous service with the Company, with accelerated vesting upon involuntary termination of employment for Mr. Owens and Mr. Tyree, who previously entered into employment agreements with the Company, and for Mr. Christ, Mr. Brock, and Ms. Foschi, who are covered under the Company’s executive severance plan. The amounts and recipients of the RCAs granted on March 16 to executive officers are as follows:

RCA Recipient	Title	RCA Amount
Matthew R. Owens	President and Chief Executive Officer	$1,512,500
Thomas B. Tyree, Jr.	Executive Chairman	$900,000
Eric J. Christ	Vice President, General Counsel & Corporate Secretary	$550,000
Tom L. Brock	Vice President, Chief Accounting Officer	$550,000
Marianella Foschi	Vice President of Finance	$550,000

The foregoing descriptions of the PSU Agreement and the RCA Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the PSU Agreement and the RCA Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3 and incorporated herein by reference.

Item 9.01                   Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.	Description
10.1	Employment Transition Agreement dated as of March 18, 2020 among the Company and Mark A. Erickson.
10.2	Form of Restricted Stock Unit (RSU) Agreement (Performance-Vesting) (Share-Settled).
10.3	Form of Restricted Cash Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRACTION OIL & GAS, INC.

By:	/S/ TOM L. BROCK
Tom L. Brock
Vice President and Chief Accounting Officer (principal financial officer)
Dated: March 20, 2020

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